UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 1, 2020

QTS Realty Trust, Inc.

QualityTech, LP

(Exact name of registrant as specified in its charter)

Maryland (QTS Realty Trust, Inc.)	001-36109	46-2809094
Delaware (QualityTech, LP)	333-201810	27-0707288
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File No.)	Identification No.)

12851 Foster Street
Overland Park, KS	66213
(Address of principal executive offices)	(Zip Code)

(913) 814-9988

Registrant’s telephone number, including area code:

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Class A common stock, $.01 par value	QTS	New York Stock Exchange

Preferred Stock, 7.125% Series A Cumulative Redeemable Perpetual, $0.01 par value	QTS PR A	New York Stock Exchange

Preferred Stock, 6.50% Series B Cumulative Convertible Perpetual, $0.01 par value	QTS PR B	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405)  or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.14b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

Underwriting Agreement

On June 1, 2020, QTS Realty Trust, Inc. (the “Company”) and QualityTech, LP (the “Operating Partnership”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with BofA Securities, Inc., Morgan Stanley & Co. LLC, Goldman Sachs & Co. LLC, Jefferies LLC, and J.P. Morgan Securities LLC, as representatives of the several underwriters listed on Schedule A thereto (the “Underwriters”), and BofA Securities, Inc. and Morgan Stanley & Co. LLC, as forward sellers (in such capacity, the “Forward Sellers”), and/or certain of their affiliates, as forward purchasers (in such capacity, the “Forward Purchasers”), relating to the issuance and sale of up to 5,060,000 shares of the Company’s Class A common stock, $0.01 par value per share (the “Common Stock”), consisting of 5,060,000 shares of Common Stock offered on a forward basis at the request of the Company by the Forward Sellers (which includes up to 660,000 shares of Common Stock which may be offered by the Forward Sellers pursuant to the Underwriters’ option to purchase additional shares), at a price to the public of $64.900 per share of Common Stock (the “Offering”). The Company and the Operating Partnership made certain customary representations, warranties and covenants concerning the Company and the Operating Partnership and the registration statement in the Underwriting Agreement and also agreed to indemnify the Underwriters, the Forward Sellers and the Forward Purchasers against certain liabilities, including liabilities under the Securities Act of 1933, as amended.

A copy of the Underwriting Agreement is attached to this Current Report on Form 8-K as Exhibit 1.1 and incorporated herein by reference. The summary set forth above is qualified in its entirety by reference to Exhibit 1.1.

Forward Sale Agreements

In connection with the Offering, on June 1, 2020, the Company entered into separate forward sale agreements with each of the Forward Purchasers (the “Forward Sale Agreements”) with respect to up to 5,060,000 shares of Common Stock sold in the Offering (including up to 660,000 shares of Common Stock pursuant to the Underwriters’ option to purchase additional shares of Common Stock from the Forward Sellers). The Company expects to physically settle the Forward Sale Agreements (by the delivery of shares of Common Stock) and receive proceeds, subject to certain adjustments, from the sale of those shares of Common Stock by June 30, 2021 although the Company has the right to elect settlement prior to that time subject to certain conditions. Although the Company expects to settle the Forward Sale Agreements entirely by the physical delivery of shares of Common Stock in exchange for cash proceeds, the Forward Sale Agreements allow the Company to cash or net-share settle all or a portion of its obligations under the Forward Sale Agreements. If the Company elects to cash or net share settle the Forward Sale Agreements, the Company may not receive any proceeds, and may owe cash or shares of Common Stock to the Forward Purchasers in certain circumstances. The Forward Sale Agreements provide for an initial forward sale price of $62.304 per share (which is the public offering price less the underwriting discounts and commission set forth on the front cover of the prospectus supplement for the Offering), subject to certain adjustments pursuant to the terms of the Forward Sale Agreements. The Forward Sale Agreements are subject to early termination or settlement under certain circumstances. The Company will not initially receive any proceeds from the sale of shares of Common Stock by the Forward Purchaser.

Copies of the Forward Sale Agreements are attached to this Current Report on Form 8-K as Exhibit 1.2 and Exhibit 1.3 and are incorporated herein by reference. The summary set forth above is qualified in its entirety by reference to Exhibit 1.2 and Exhibit 1.3.

The Company expects to receive net proceeds from the sale and settlement of shares of Common Stock in the Offering, after deducting related underwriting discounts and commissions and estimated expenses, of approximately $273.6 million (excluding proceeds from the shares sold pursuant to the Underwriters option to purchase additional shares). This amount is subject to certain adjustments pursuant to the Forward Sale Agreements (including decreases on certain dates based on amounts related to expected dividends on the Company’s Common Stock during the term of the Forward Sale Agreements) and assumes full physical settlement of the Forward Sale Agreements. The Company intends to contribute the net proceeds from the Offering to the Operating Partnership. The Operating Partnership intends to use the net proceeds from the Offering to repay a portion of the amounts outstanding under its unsecured revolving credit facility, for capital expenditures, including the development of properties in its portfolio, and for other general corporate purposes.

Item 9.01	Financial Statements and Exhibits.

  (d) Exhibits

Exhibit Number	Exhibit Description

1.1	Underwriting Agreement, dated June 1, 2020, by and among QTS Realty Trust, Inc., QualityTech, LP, and BofA Securities, Inc., Morgan Stanley & Co. LLC, Goldman Sachs & Co. LLC, Jefferies LLC, and J.P. Morgan Securities LLC, as representatives of the several Underwriters listed on Schedule A thereto, and BofA Securities, Inc. and Morgan Stanley & Co. LLC in their capacity as the forward sellers and Bank of America, N.A. and Morgan Stanley & Co. LLC in their capacity as the forward purchasers.

1.2	Forward Sale Agreement, dated June 1, 2020, between QTS Realty Trust, Inc. and Bank of America, N.A.

1.3	Forward Sale Agreement, dated June 1, 2020, between QTS Realty Trust, Inc. and Morgan Stanley & Co. LLC.

5.1	Opinion of Hogan Lovells US LLP regarding the legality of the Common Stock.

23.1	Consent of Hogan Lovells US LLP (included in Exhibit 5.1).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QTS Realty Trust, Inc.

DATE: June 4, 2020		/s/ Shirley E. Goza
Shirley E. Goza
Vice President, General Counsel and Secretary

QualityTech, LP

	By:	QTS Realty Trust, Inc.,
its general partner

DATE: June 4, 2020		/s/ Shirley E. Goza
Shirley E. Goza
Vice President, General Counsel and Secretary